UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 6, 2012

Tootie Pie Company, Inc.
(Exact name of registrant as specified in its charter)

NV	333-135702	72-1602919
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

129 Industrial Drive, Boerne, TX 78006
(Address of principal executive offices)(Zip Code)

(210) 737-6600
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers

On February 6, 2012, James E. Dawson and Vincent M. Dawson tendered, and our Board of Directors accepted, their resignations as members of our Board of Directors.   The Board wishes to express its appreciation for their service and contributions as members of the Board of Directors.  We wish them the best in their future endeavors.

Vincent Dawson’s resignation letter is annexed hereto as Exhibit 17.01.  James Dawson’s resignation letter is annexed hereto as Exhibit 17.02

Item 9.01 Financial Statements and Exhibits

Exhibit
17.01           Letter of Vincent Dawson, dated February 6, 2012
17.02           Letter of James Dawson, dated February 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOOTIE PIE COMPANY, INC.

Date: February 10, 2012	By:	/s/ Don L. Merrill
Don L. Merrill
Chief Executive Officer